3rd Quarter 2016 Earnings Results Michael Small – Chief Executive Officer Norman Smagley – Chief Financial Officer November 3, 2016 Exhibit 99.2

2 SAFE HARBOR STATEMENT Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA, Adjusted EBITDA margin and Cash CAPEX. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA and Adjusted EBITDA margin in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. See the Appendix for a reconciliation of each of Adjusted EBITDA and Cash CAPEX to the comparable GAAP measure. No reconciliation of the forecasted range for Adjusted EBITDA for fiscal 2016 is included in this release because we are unable to quantify certain amounts that would be required to be included in the respective corresponding GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, we are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2016 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

STRONG Q3 PERFORMANCE 2Ku’s momentum strong with 1,500+ awarded aircraft $126 $147 17% Y/Y Growth 57% Y/Y Growth Expect cash CAPEX to decline in 2019 both in aggregate dollars and as a percentage of revenue Next-gen ATG network expected to deliver 100 Mbps service in 2018 (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. 1

2Ku UPDATE 4 47 Today Increase Awarded 2Ku Aircraft Obtain 30+ STCs by end of 2017 1,300+ 1,500+ 10 8 Install Awarded 2Ku Aircraft 14 3.5 Reduce Days to Install 2Ku 8 Analyst Day Sept 29 1 2 3 4

BUSINESS AVIATION PROGRESS

gogo

Large Jets
~3,000 Aircraft*



Medium Jets
~4,000 Aircraft*



Light Jets
~5,000 Aircraft*



Turboprops
~8,500 Aircraft*



- 4G service expected to launch in first half of 2017
- Selling 4G equipment today
- Announced partnerships to secure 4G STCs

+ Bandwidth — PURCHASE MOTIVATION — Applications +

JETFUELX FltPlan.com GARMIN

* Source: JetNet iQ Report Q4 2015 and Gogo estimates as of June 2016

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

5

NEXT GEN ATG PROPRIETARY TECHNOLOGY EXPECTED TO LAUNCH IN 2018

Low Cost Solution

Low
Network & aircraft investment

Leverage
Existing ATG infrastructure: 250 cell sites, fiber backhaul & data centers

Use
Existing 3 MHz licensed spectrum and unlicensed spectrum in the 2.4 GHz band

Market & Deployment

~9,000[1]
Business jets, RJ's and select mainline aircraft

Overnight
Installation

Redundancy
Integrates existing ATG network

Performance

100+ Mbps

High
Reliability

Low
Latency



1 Source Boeing Market Outlook 2016-2035, JetNet iQ Report Q4 2015, and management estimates

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

6

Q3’16 Revenue & ADJUSTED EBITDA MAINTAINS STRONG GROWTH 17% Y/Y Growth Q3’16 revenue up 17% Y/Y Service revenue up 20% Y/Y $126 $148 $138 $142 $147 57% Y/Y Growth Q3 ’16 Adjusted EBITDA increased 57% Y/Y to $15 million Q3 ’16 Adjusted EBITDA margin increased to 10% from 8% Y/Y Note: Minor differences exist due to rounding (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. 1

CA-NA - Strong GROWTH IN Revenue & AIRCRAFT ONLINE 14% Y/Y Growth Service revenue driven largely by increases in aircraft online 33 net aircraft installed in Q3 ’16 2,629 aircraft online as of 9/30/2016 ~800 aircraft to be converted to 2Ku ~170 net awarded but not yet installed aircraft at end of Q3’16 Expect to install most of awarded, but not yet installed aircraft by the end of 2018 14% Y/Y Growth Note: Minor differences exist due to rounding

CA-NA – CONSISTENT PERFORMANCE PREPARING FOR 2Ku Deployment Annualized ARPA of $134K: ~8% y/y growth in ARPA excluding aircraft added since the beginning of 2015, primarily regional jets and aircraft with new airline partners Segment profit up 23% Y/Y to $15 million Includes one-time costs related to 2Ku ramp Investing to install 2Ku more rapidly Note: Minor differences exist due to rounding $135 $139 23% Y/Y Growth $134 $138 $134

CA-ROW REVENUE DOUBLES WHILE AWARDED AIRCRAFT TOTAL EXPANDS 110% Y/Y Growth 60% Y/Y Growth Note: Minor differences exist due to rounding Revenue of $7.6 million, double from Q3 ’15 Aircraft online growth of 60% ARPA growth of 22% 256 aircraft online, up 96 Y/Y Awarded but not yet installed aircraft is approximately 600 Expect to install majority of awarded aircraft by end of 2018

STRONG CA-ROW ARPA GROWTH CONTINUES Note: Minor differences exist due to rounding $143 $174 22% Y/Y Growth Annualized ARPA grew 22% Y/Y to $174K: JAL program demonstrates significant ARPA opportunity from multi-payer model Segment loss flat at $20 million despite continued investment in 2Ku STC and OEM installation activities

STRONG GROWTH IN BA SERVICE REVENUE 12 Service revenue increased 28% Y/Y to $33 million BA equipment revenue decreased to $16 million, driven by deferral of revenue on ATG equipment that will be upgraded to Gogo Biz 4G starting in 2017 28% Y/Y Growth 59% 11% Y/Y Growth $44.2 Note: Minor differences exist due to rounding $49.6 58% 61% $50.1 $49.1 66% 68% $48.9

Increased ATG AIRCRAFT online & SERVICE ARPU drive STRONG segment MARGIN GROWTH ATG aircraft online increased 20% Y/Y, to nearly 4,000 ATG Service ARPU increased 9% Y/Y, to over $2,500 per month Segment profit increased 14% Y/Y, to $21 million Segment profit margin expanded to 42% 20% Y/Y Growth Note: Minor differences exist due to rounding 14% Y/Y Growth * *: Defined in our earnings release as average monthly service revenue per ATG aircraft online

Consolidated Cash CAPEX Note: Minor differences exist due to rounding. Note: Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the most comparable GAAP measure. $24MM Y/Y Increase Q3 ’16 Y/Y changes in Cash CAPEX: Due primarily to increased 2Ku equipment purchases

Revenue above midpoint of guidance range of $575-$595 million Adjusted EBITDA between $55-$65 million Cash CAPEX at top end of guidance range of $110-$135 million 2016 OUTLOOK 1 (2) Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. (1) Adjusted EBITDA is a non-GAAP measure. We are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2016 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds 2 Strong progress on path to profitability

Q&A

Appendix

GOGO INSTALLED AND AWARDED AIRCRAFT AS OF 9/30/2016 (1) All figures are as of 9/30/2016. Awarded but not yet installed figures are approximate and differences may exist due to rounding. Aircraft Online CA-NA CA-ROW Total ATG Aircraft Online 1,102 - 1,102 ATG-4 Aircraft Online 1,513 - 1,513 Ku Aircraft Online - 255 255 2Ku Aircraft Online 14 1 15 Total Aircraft Online 2,629 256 2,885 Awarded But Not Yet Installed Aircraft1 CA-NA CA-ROW Total ATG & ATG-4 awarded but not yet installed aircraft 90 - 90 2Ku awarded but not yet installed aircraft 80 620 700 Total Awarded But Not Yet Installed Aircraft 170 620 790 Total Aircraft Online and Awarded But Not Yet Installed Aircraft 2,799 876 3,675 2Ku Aircraft Online & Awarded But Not Yet Installed1 CA-NA CA-ROW Total 2Ku Aircraft Online 14 1 15 2Ku awarded but not yet installed, aircraft conversions 800 - 800 2Ku awarded but not yet installed, new aircraft 80 620 700 Total 2Ku Aircraft Online and Awarded But Not Yet Installed Aircraft 894 621 1,500+ 18

ADJUSTED EBITDA RECONCILIATION ($MM) 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 Net Income (20) (25) (29) (34) (24) (40) (33) Interest Income (0) (0) (0) (0) (0) (0) (1) Interest Expense 10 16 17 16 16 18 25 Income Tax Provision – – – – – – – Depreciation & Amortization 19 21 22 25 24 25 27 EBITDA 9 12 10 8 17 2 18 Fair Value Derivative Adjustments – – – – – – – Class A and Class B Senior Convertible Preferred Stock Return – – – – – – – Accretion of Preferred Stock – – – – – – – Stock-based Compensation Expense 3 3 5 4 4 4 5 Amortization of Deferred Airborne Lease Incentives (4) (5) (5) (6) (6) (7) (8) Loss on Extinguishment of Debt – – – – – 15 – Adjustment of deferred financing costs – – – 2 (1) – – Adjusted EBITDA 8 11 10 8 14 14 15 Note: Minor differences exist due to rounding

CASH CAPEX RECONCILIATION ($MM) 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 Purchases of Property and Equipment (53) (33) (19) (30) (31) (40) (36) Acquisition of Intangible Assets (Capitalized Software) (4) (4) (4) (5) (6) (8) (8) Consolidated Capital Expenditures (57) (37) (24) (35) (37) (48) (44) Change in Deferred Airborne Lease Incentives 9 7 7 14 8 1 0 Amortization of Deferred Airborne Lease Incentives 4 5 5 6 6 7 8 Landlord Incentives 12 3 – 1 – – – Cash CapEx (32) (23) (12) (13) (24) (40) (36) Note: Minor differences exist due to rounding

CASH CAPEX GUIDANCE RECONCILIATION ($MM) For the year ending 2016 Low High Consolidated capital expenditures (GAAP) (150) (185) Deferred airborne lease incentives 40 50 Cash CAPEX (110) (135)